UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2003

         PCD INC.

(Exact name of registrant as specified in its charter)

       Massachusetts                             0-27744                            04-2604950
            (State or other Jurisdiction                 (Commission                      (IRS Employer
                    of Incorporation)                         File Number)                   Identification No.)

        2 Technology Drive, Centennial Park, Peabody, MA                                       01960-7977
      (Address of principal executive offices)                                                 (Zip Code)

Registrant's telephone number, including area code:  978-532-8800

ITEM 9. Regulation FD Disclosure.

On March 21, 2003, PCD Inc. (the "Company" or "PCD") and its domestic subsidiary, Wells-CTI, Inc. (together, the "Debtors") filed a petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Massachusetts (the "Court"). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. Certain of the subsidiaries of the Company are not debtors (the "Non-Debtors") in this Chapter 11 proceeding. The Debtors as "debtors-in-possession" continue to operate the Non-Debtor businesses under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

On April 15, 2003, the Debtors filed with the Court their required Monthly Operating Statements for the period of February 23, 2003 to March 29, 2003 (the "Monthly Operating Statements") in a form prescribed by the office of the United States Trustee of the United States Department of Justice for the District of Massachusetts (the "United States Trustee"). Exhibit 99.1 to this Current Report contains the text of the Monthly Operating Statement for PCD Inc. filed with the Court. Exhibit 99.2 to this Current Report contains the text of the Monthly Operating Statement of Wells-CTI, Inc. filed with the Court. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Company's informational filings with the Court, including the Monthly Operating Statements, are available to the public at the office of the Clerk of the Bankruptcy Court, 1101 O'Neill Federal Building, 10 Causeway Street, Boston, Massachusetts 02222-1074. The Monthly Operating Statements may be available electronically, for a fee, through the Court's Internet web site at http://www.mab.uscourts.gov/ (Cases No. 03-12310 and 03-12309).

In connection with PCD's Chapter 11 filing, PCD has entered into definitive agreements to sell the assets of its two business divisions. Assuming approval of PCD's reorganization plan by the Court and consummation of the transactions, PCD will sell its Industrial/Avionics Division, headquartered in Peabody, MA, and focused on control interconnects and terminal blocks, to Amphenol Corporation for $14 million, less assumed liabilities. The Wells-CTI Division, headquartered in Phoenix, AZ, which supplies advanced design burn-in sockets to the semiconductor testing industry, will be sold to UMD Technology, Inc., for approximately $2 million plus assumed liabilities. On April 7, 2003, the Debtors filed a plan of reorganization which provides for liquidation and payment to creditors. The Debtors are currently awaiting Court approval of that plan, under which PCD stockholders will not receive any payment from the proceeds of the liquidation.

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Statements as they were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company or other Debtor, or any other affiliate of the Company. The Monthly Operating Statements were not audited and are in a format prescribed by the office of the United States Trustee. However, in the opinion of the Company's management, the information reflects all adjustments necessary for a fair presentation of the results for the period presented in accordance with generally accepted accounting principles for interim financial statements, except that certain financial information contained in the Monthly Operating Statement for Wells-CTI, Inc. has been presented in accordance with instructions from the United States Trustee and not in accordance with generally accepted accounting principles for interim financial statements. A reconciliation of such financial presentation to generally accepted accounting principles is attached hereto as Exhibit 99.3. The Monthly Operating Statements should be read together with the audited consolidated financial statements in the Company's reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Statements are complete. The Monthly Operating Statements contain unconsolidated information and information for periods which are shorter or otherwise different from those required in the Company's reports pursuant to the Exchange Act.

Certain statements in this Current Report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated in such statements due to a number of factors, including changes arising from the Debtors' Chapter 11 filings and the liquidation and distribution of their remaining assets in bankruptcy.

Additional factors that may affect the Company's business and financial results are also discussed from time to time in our other filings with the Securities and Exchange Commission, including in our Form 10-K for the year ended December 31, 2002. The forward-looking statements contained in this Current Report speak only as of the time the statements were given, and we do not undertake to revise those forward-looking statements to reflect events after the date of this Current Report.

In accordance with general instruction B.2 of Form 8-K, the information in this Current Report (including exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, as amended or otherwise subject to liabilities of that section. This Current Report will not be deemed an admission as to the materiality of any information contained in this Current Report that is required to be disclosed solely by Regulation FD.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits
99.1	Unaudited Monthly Operating Statement of PCD Inc., for the period of February 23, 2003 to March 29, 2003, filed with the United States Bankruptcy Court for the District of Massachusetts.

99.2	Unaudited Monthly Operating Statement of Wells-CTI, Inc., for the period of February 23, 2003 to March 29, 2003, filed with the United States Bankruptcy Court for the District of Massachusetts.

99.3	Reconciliation of Forms OPR 1,2,5 and 6 for Wells-CTI, Inc. from format submitted to U.S. Trustee to GAAP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCD INC.
	By:	/s/ JOHN L. DWIGHT, JR. Name: John L. Dwight, Jr. Title: Chairman of the Board, President, and Chief Executive Officer
Date: May 5, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Monthly Operating Statement of PCD Inc., for the period of February 23, 2003 to March 29, 2003, filed with the United States Bankruptcy Court for the District of Massachusetts.

99.2	Unaudited Monthly Operating Statement of Wells-CTI, Inc., for the period of February 23, 2003 to March 29, 2003, filed with the United States Bankruptcy Court for the District of Massachusetts.

99.3	Reconciliation of Forms OPR 1,2,5 and 6 for Wells-CTI, Inc. from format submitted to U.S. Trustee to GAAP.